UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 26, 2019

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SPHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 26, 2019, Sophiris Bio Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of (i) 3,355,000 of the Company’s common shares (the “Common Shares”) at a purchase price per share of $0.75 (the “Shares”) and (ii) pre-funded warrants to purchase up to 1,978,334 Common Shares (the “Pre-Funded Warrants”) at an effective price of $0.75 per share ($0.74 paid to the Company upon the closing of the offering and $0.01 to be paid upon exercise of such Pre-Funded Warrants), for aggregate gross proceeds to the Company of approximately $4.0 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company (the “Registered Offering”). The Shares and Pre-Funded Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2017, as amended, and was declared effective on August 30, 2017 (File No. 333-219887) (the “Registration Statement”) and a prospectus supplement thereunder. The Registered Offering is expected to close on or about August 29, 2019, subject to customary closing conditions.

Pursuant to the Purchase Agreement, in a concurrent private placement, the Company has also agreed to sell and issue to the Purchaser warrants (the “Purchase Warrants”) to purchase up to 5,333,334 Common Shares (the “Private Placement” and together with the Registered Offering, the “Offering”). The Purchase Warrants will be exercisable beginning on the six month anniversary of the date of issuance (the “Initial Exercise Date”) at an exercise price of $0.95 per share and will expire on the fifth anniversary of the Initial Exercise Date. The Private Placement is expected to close on or about August 29, 2019, subject to customary closing conditions.

The Purchase Warrants and the Common Shares issuable upon exercise of the Purchase Warrants (the “Purchase Warrant Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. In connection with the Purchaser’s execution of the Purchase Agreement, the Purchaser represented to the Company that it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. The Purchaser, either alone or together with its representatives, has sufficient knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Purchase Warrants or the Purchase Warrant Shares to the public except pursuant to sales registered or exempted under the Securities Act.

Pursuant to a letter agreement dated as of June 19, 2019, as amended, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Offering. The Company has agreed to pay Wainwright 6.0% of the aggregate gross proceeds in the Offering, excluding the proceeds, if any, from the exercise of the Purchase Warrants. The Company also agreed to reimburse Wainwright for certain expenses in connection with the Offering in an aggregate amount not to exceed $75,000.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants and the Purchase Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, the Pre-Funded Warrants and the Purchase Warrants, copies of which are filed herewith as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. On August 27, 2019, the Company also issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01     Other Events.

Pursuant to that certain Controlled Equity OfferingSM Sales Agreement, dated December 7, 2018 (the “Sales Agreement”), by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), the Company may offer and sell, from time to time, Common Shares through Cantor, acting as agent, through an “at the market offering” as defined in Rule 415(a)(4) (the “ATM Offering”) promulgated under the Securities Act. On December 7, 2018, pursuant to the ATM Offering, the Company filed a prospectus supplement pursuant to which the Company may offer and sell, from time to time, Common Shares having an aggregate offering price of up to $20.0 million through Cantor (the “ATM Prospectus Supplement”). From December 7, 2018 to August 26, 2019, the Company issued 105,987 Common Shares at an average price of $1.26 per share through the ATM Prospectus Supplement, resulting in net proceeds to the Company of $135,254. The Company paid a commission equal to 3.0% of the gross proceeds from the sale of its Common Shares under the ATM Prospectus Supplement. The Company terminated the ATM Prospectus Supplement on August 26, 2019, but the Sales Agreement remains in full force and effect. As of August 26, 2019, the Company had 30,217,140 of its common shares outstanding.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Offering, the consummation of the Offering, the size of the Offering, the expected proceeds from the Offering, the intended use of proceeds and the timing of the closing of the Offering. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be read as guarantees of future performance or results. Some of the risks and uncertainties that could cause actual results, performance or achievements to differ include, without limitation, risks associated with clinical development, including the uncertainty of the design for any additional clinical trial of topsalysin in localized prostate cancer, risks that the Company will be able to fund future clinical trials or enter into a strategic transaction, risks about the Company’s ability to continue as a going concern and risks that the Company will be unable to maintain the listing of its common shares on The Nasdaq Capital Market. Additional risk factors related to the Company, its business and the Offering are discussed under “Risk Factors” and elsewhere in the prospectus supplement, dated August 26, 2019, with respect to the Offering, and in our Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the SEC. All forward-looking statements are based on the Company’s current beliefs as well as assumptions made by and information currently available to the Company. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, whether as a result of new information, future events or otherwise.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Pre-Funded Common Share Purchase Warrant
4.2	Form of Series A Common Share Purchase Warrant
5.1	Opinion of Fasken Martineau DuMoulin LLP
5.2	Opinion of Cooley LLP
10.1	Form of Securities Purchase Agreement, dated August 26, 2019, by and between the Company and the Purchaser
23.1	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.1)
23.2	Consent of Cooley LLP (included in Exhibit 5.2)
99.1	Press Release, dated August 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sophiris Bio Inc.

Dated: August 27, 2019
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer